THE ADVISORS' INNER CIRCLE FUND

                          CITI MARKET PILOT 2030 FUND
                          CITI MARKET PILOT 2040 FUND

                         SUPPLEMENT DATED APRIL 9, 2015
                                     TO THE
 A SHARES PROSPECTUS AND I SHARES PROSPECTUS, EACH DATED MAY 1, 2014 (TOGETHER, THE "PROSPECTUSES") AND STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2014
                                  (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE
                             PROSPECTUSES AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), at the recommendation of Citigroup First Investment Management Americas LLC ("Citigroup"), the investment adviser of the Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund (each, a "Fund" and together, the "Funds"), has determined that it is in the best interest of each Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of each Fund. Effective immediately, the Funds will be closed to new investments. The Funds are expected to cease operations and liquidate on or about April 17, 2015 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem
(sell) their shares in the manner described in the "How to Redeem Fund Shares" sections of the Prospectuses. For those Fund shareholders that do not redeem
(sell) their shares prior to the Liquidation Date, each Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Funds, Citigroup may manage the Funds in a manner intended to facilitate their orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Funds may not be invested in a manner consistent with their stated investment strategies, which may prevent the Funds from achieving their investment objectives.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of liquidating the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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